UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2020

Date of reporting period:	August 1, 2019 — July 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Tax-Free High Yield Fund

Annual report
7 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTHAX

Putnam
Tax-Free High Yield
Fund

Annual report
7 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

September 8, 2020

Dear Fellow Shareholder:

As the world continues to confront the challenges of the COVID-19 pandemic, financial markets, it seems, are enjoying a respite from fear. U.S. markets rallied this summer despite many challenges that weighed down economic activity, including the public health impact of the pandemic, high unemployment, and tensions related to calls for racial equity. In this context, Putnam continues to pursue superior investment performance for you and your fellow shareholders while also working toward its goals of improving diversity and inclusion within its organization.

We would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help reduce the impact of both by investing in higher-yielding, lower-rated municipal bonds that are exempt from federal and state income taxes.

Meticulous credit research

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Members of Putnam’s fixed-income organization have a range of skills to analyze the credit risk of below-investment-grade municipal bonds and help build a well-diversified portfolio.

2 Tax-Free High Yield Fund

Tax benefits can make municipal bond income more attractive

While the stated pretax yields on municipal bonds may be lower than those of taxable bonds, their taxable equivalent yields can be higher since the income most of these bonds pay is exempt from federal income tax.

Source: Putnam, as of 7/31/20. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg Barclays U.S. Credit Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate and government related bonds; and the Bloomberg Barclays Municipal Bond Index, an unmanaged index of long-term fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2019 (July 2020). Most recent data available.

Tax-Free High Yield Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/20. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 Tax-Free High Yield Fund

Paul, how did municipal bonds perform during the reporting period?

Municipal bonds enjoyed solid performance during the first half of the period. The market was supported by strong market technicals of record inflows, average supply levels, narrowing credit spreads (the risk premium investors demand to hold these securities over U.S. Treasuries), and stable fundamentals. However, in late February 2020, fears about the spread of COVID-19 and its potential impact on global economic growth sparked a steep sell-off in high-risk assets. Municipal bond funds saw large outflows in March and April 2020, particularly in the lowest tiers of the market, as investors sought cash. Credit spreads widened significantly, particularly among lower-rated, high-yield municipals led by airline/airport and tobacco bonds. Given the sell-off, municipal bonds were yielding significantly more than 100% of Treasury yields, suggesting an attractive entry point for long-term investors.

Unprecedented policy initiatives designed to ease the economic fallout from the pandemic helped to allay investor fears. The Federal Reserve lowered interest rates to near zero and announced in March 2020 that it would buy

Tax-Free High Yield Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 7/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/20. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax-Free High Yield Fund

corporate and municipal debt. In early April 2020, the Fed authorized the Municipal Liquidity Facility [MLF] to provide aid to cash-strapped state and local governments. In late April, the Fed increased the scope and duration of the MLF’s programs to include a broader group of counties and cities. The U.S. Congress also passed a $2.2 trillion stimulus package to support American families, hospitals, and businesses. In addition, Congress also approved a new pandemic relief-package totaling $484 billion to aid small businesses and hospitals. With improving news on the economic front coupled with significant relief from the Fed and Congress, municipal bond fund flows turned positive. Weekly inflows increased, but supply remained below 2019 levels. These developments helped to support municipal bonds for the balance of the 12-month period. From April 2, 2020, through July 31, 2020, the Bloomberg Barclays Municipal Bond Index [the fund’s municipal benchmark] rose 7.1%.

Against this backdrop, the fund’s municipal benchmark closed the 12-month period with a return of 5.36%. The ICE BofA U.S. 3-Month Treasury Bill Index returned 1.46% for the period.

How did the fund perform during the reporting period?

For the 12 months ended July 31, 2020, the fund underperformed the benchmark but outperformed the average return of its Lipper peer group, High Yield Municipal Debt Funds.

What strategies or holdings influenced the fund’s performance during the period?

From a valuation perspective, municipal bonds started to look very attractive to us in the first few weeks of April. We took advantage of the market volatility and selectively added to the fund’s positioning in investment-grade municipal bonds. We also extended duration in April to a point where we felt the fund was longer than the majority of its Lipper peers. [Duration is a measure of the portfolio’s interest-rate sensitivity.] We achieved this mostly by adding higher-quality, longer-term securities. As the market recovered, the fund benefited from the rally versus its peers given their overweight positioning in lower-investment-grade securities and relatively long duration stance. As the higher-quality segment of the municipal bond market generally normalized in May, we slowly moderated our long duration posture, becoming neutral relative to the fund’s Lipper peers by period-end.

The fund held an overweight exposure to higher-quality bonds rated A and BBB at period-end. The fund also held an overweight to bonds rated BB. However, our overall exposure to lower-rated, high-yield bonds was underweight relative to the Lipper peer group. The fund’s yield-curve positioning was focused on longer intermediate-term securities with maturities of 15 to 20 years.

Within our strategy for state debt, we believe Illinois’ financial outlook continues to stabilize. This was not completely reflected by market spreads, in our view. Thus, we believe these holdings look attractive from a fundamental and relative value standpoint.

We remain cautious about Puerto Rico due to its uncertain economic recovery and a perceived lack of institutional credibility across the Commonwealth’s government. As such, the fund remained underweight in its exposure to uninsured Puerto Rico municipal debt.

What is your current assessment of the health of the municipal bond market?

We believe state and local governments have ample reserves to prepare for expected revenue

Tax-Free High Yield Fund 7

declines. Those that lack reserves will have some flexibility to balance their budgets using one-time measures. They can also reduce expenses, borrow on a short-term basis from either the market or the MLF, and in some cases, raise revenues by increasing taxes or fees. In our view, most states and local governments would only see prolonged fiscal stress should economic activity fail to stabilize over the next 12 to 18 months. Our exposure to state and local governments is limited to credits with diverse tax bases and, in our view, the ability to enact broad revenue enhancements or expense cuts.

What is your outlook for the municipal bond market in the coming months?

The Fed is projecting that it will hold short-term interest rates near zero until 2022. That said, we believe Fed officials stand ready to revisit their non-traditional policy tools should the economy deteriorate further.

We believe the strength of the economic recovery and the pace of normalization will shape the performance of the municipal market in the months ahead. At this point, the greatest risk and opportunity are in lower-rated securities, in our view.

Much of the issuance within the municipal market is used to finance public infrastructure, which include toll roads, subways, bridges, ports, airports, colleges, and convention centers. It is important that people be mobile and be able to congregate for these enterprises to generate revenue. Lack of mobility or severely reduced usage by the public could have trickle down effects on state and local municipalities, in our view.

We believe it will take time for the market to digest the longer-term impact of COVID-19. While we don’t see a systemic risk to the municipal market, we are seeing credit fundamentals broadly deteriorating. High-yield and lower-investment-grade credit spreads narrowed from the worst levels during the period but are still significantly wider than pre-pandemic levels. We believe this market environment plays to our team’s strengths of fundamental credit analysis.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax-Free High Yield Fund

At period-end, we were waiting for more detail about federal aid for municipalities. We believe that direct aid to states and municipalities is warranted and necessary given the challenges posed by the pandemic.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Tax-Free High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/20
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (9/20/93)
Before sales charge	5.94%	67.35%	5.28%	25.24%	4.60%	14.34%	4.57%	2.95%
After sales charge	5.82	60.66	4.86	20.23	3.75	9.76	3.15	–1.17
Class B (9/9/85)
Before CDSC	5.94	59.17	4.76	21.40	3.95	12.23	3.92	2.34
After CDSC	5.94	59.17	4.76	19.40	3.61	9.23	2.99	–2.59
Class C (2/1/99)
Before CDSC	5.69	54.99	4.48	20.49	3.80	11.73	3.77	2.18
After CDSC	5.69	54.99	4.48	20.49	3.80	11.73	3.77	1.20
Class R6 (5/22/18)
Net asset value	5.78	71.58	5.55	26.69	4.85	15.17	4.82	3.21
Class Y (1/2/08)
Net asset value	5.78	71.58	5.55	26.69	4.85	15.17	4.82	3.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class A, C, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 Tax-Free High Yield Fund

Comparative index returns For periods ended 7/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
Municipal Bond Index	6.39%	51.77%	4.26%	22.42%	4.13%	14.18%	4.52%	5.36%
Lipper High Yield
Municipal Debt Funds	6.00	65.81	5.15	24.26	4.42	12.94	4.13	1.84
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/20, there were 188, 164, 139, 97, and 4 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,917 and $15,499, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $17,158 and $17,158, respectively.

Tax-Free High Yield Fund 11

Fund price and distribution information For the 12-month period ended 7/31/20
Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	12		12	12	12	12
Income[1]	$0.442266		$0.358092	$0.338939	$0.476085	$0.472802
Capital gains[2]
Long-term gains	0.068996		0.068996	0.068996	0.068996	0.068996
Short-term gains	0.057182		0.057182	0.057182	0.057182	0.057182
Total	$0.568444		$0.484269	$0.465117	$0.602263	$0.598979
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
7/31/19	$12.87	$13.41	$12.90	$12.90	$12.93	$12.92
7/31/20	12.67	13.20	12.71	12.71	12.73	12.73
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	3.17%	3.04%	2.57%	2.42%	3.43%	3.40%
Taxable equivalent[4]	5.35	5.14	4.34	4.09	5.79	5.74
Current 30-day
SEC yield[5]	N/A	2.48	1.99	1.85	2.85	2.83
Taxable equivalent[4]	N/A	4.19	3.36	3.13	4.81	4.78

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2020. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Tax-Free High Yield Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/20
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (9/20/93)
Before sales charge	5.87%	64.64%	5.11%	22.45%	4.13%	12.08%	3.88%	0.90%
After sales charge	5.75	58.06	4.68	17.55	3.29	7.60	2.47	–3.13
Class B (9/9/85)
Before CDSC	5.87	56.72	4.60	18.80	3.51	10.03	3.24	0.31
After CDSC	5.87	56.72	4.60	16.80	3.15	7.05	2.30	–4.52
Class C (2/1/99)
Before CDSC	5.63	52.63	4.32	17.82	3.33	9.54	3.08	0.16
After CDSC	5.63	52.63	4.32	17.82	3.33	9.54	3.08	–0.81
Class R6 (5/22/18)
Net asset value	5.71	68.81	5.38	23.98	4.39	12.91	4.13	1.17
Class Y (1/2/08)
Net asset value	5.71	68.81	5.38	23.98	4.39	12.91	4.13	1.14

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 7/31/19	0.86%†	1.46%	1.61%	0.59%	0.61%
Annualized expense ratio for the six-month
period ended 7/31/20 *	0.87%	1.49%	1.64%	0.62%	0.64%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Distribution and service (12b-1) fees have been restated to reflect current fees. For periods prior to July 1, 2020, the distribution and service (12b-1) fee rate for class A shares is expected to be 0.23%, which is a blended rate. Effective July 1, 2020, the rate for class A shares is 0.25%

Tax-Free High Yield Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/20 to 7/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A‡	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000 *†	$4.30	$7.35	$8.09	$3.06	$3.16
Ending value (after expenses)	$986.60	$983.90	$983.20	$988.00	$987.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Distribution and service (12b-1) fees reflect actual fees. For the six months ended July 31, 2020, the distribution and service (12b-1) fee rate for class A shares was 0.23%, which is a blended rate. Effective July 1, 2020, the rate for class A shares is 0.25%. If this change was in effect during the most recent fiscal half year, the Expenses paid per $1,000 would have been $4.40 for class A shares.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/20, use the following calculation method. To find the value of your investment on 2/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000 *†	$4.37	$7.47	$8.22	$3.12	$3.22
Ending value (after expenses)	$1,020.54	$1,017.45	$1,016.71	$1,021.78	$1,021.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Tax-Free High Yield Fund

Consider these risks before investing

Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Tax-Free High Yield Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the

16 Tax-Free High Yield Fund

use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2020, Putnam employees had approximately $483,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Tax-Free High Yield Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Tax-Free High Yield Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following

Tax-Free High Yield Fund 19

extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least November 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements

20 Tax-Free High Yield Fund

separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management

Tax-Free High Yield Fund 21

has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper High Yield Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2019, there were 189, 153 and 132 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Tax-Free High Yield Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax-Free High Yield Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Tax-Free Income Trust and Shareholders of
Putnam Tax-Free High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Tax-Free High Yield Fund (one of the funds constituting Putnam Tax-Free Income Trust, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Tax-Free High Yield Fund

The fund’s portfolio 7/31/20

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	IO Interest Only
AGC Assured Guaranty Corporation	NATL National Public Finance Guarantee Corporation
AGM Assured Guaranty Municipal Corporation	PO Principal Only
AMBAC AMBAC Indemnity Corporation	Q-SBLF Qualified School Board Loan Fund
BAM Build America Mutual	U.S. Govt. Coll. U.S. Government Collateralized
COP Certificates of Participation	VRDN Variable Rate Demand Notes, which are floating-
FCS Farm Credit System	rate securities with long-term maturities that carry
FRN Floating Rate Notes: the rate shown is the current	coupons that reset and are payable upon demand
interest rate or yield at the close of the reporting period.	either daily, weekly or monthly. The rate shown is the
Rates may be subject to a cap or floor. For certain	current interest rate at the close of the reporting
securities, the rate may represent a fixed rate currently	period. Rates are set by remarketing agents and may
in place at the close of the reporting period.	take into consideration market supply and demand,
G.O. Bonds General Obligation Bonds	credit quality and the current SIFMA Municipal Swap
Index rate, which was 0.16% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (99.5%)*	Rating**	Principal amount	Value
Alabama (1.4%)
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB	$3,000,000	$3,500,370
zero %, 10/1/46	BBB	8,800,000	8,631,128
			12,131,498
Alaska (3.0%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A, 4.00%, 10/1/49	A+/F	8,500,000	9,476,140
Northern Tobacco Securitization Corp. Rev. Bonds
Ser. A, 5.00%, 6/1/46	B3	13,070,000	13,073,398
Ser. B, zero %, 6/1/46	B/P	2,220,000	296,326
(Tobacco Settlement), Ser. C, zero %, 6/1/46	B/P	20,860,000	2,442,497
			25,288,361
Arizona (2.3%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	1,500,000	1,625,475
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds,
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	1,500,000	1,545,510
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Choice Academies, Inc.), 5.375%, 9/1/32	BB	1,000,000	1,022,880
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	3,800,000	4,062,086
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	750,000	786,165
5.00%, 7/1/35	BB	1,500,000	1,597,830
Ser. A, 5.00%, 7/1/35	BB	1,750,000	1,864,135
Phoenix, Indl. Dev. Auth. Student Hsg. Rev. Bonds,
(Downtown Phoenix Student Hsg., LLC-AZ State U.),
Ser. A, 5.00%, 7/1/37	Baa3	750,000	809,363

Tax-Free High Yield Fund 25

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	A3	$1,525,000	$2,050,271
5.00%, 12/1/32	A3	1,500,000	2,000,370
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	1,600,000	1,640,496
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds,
Ser. A, 5.00%, 9/1/34	BB+	500,000	521,550
			19,526,131
California (4.6%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	A–/F	1,295,000	1,327,660
CA School Fin. Auth. Rev. Bonds, (2023 Union, LLC),
Ser. A, 6.00%, 7/1/33	BBB	1,000,000	1,107,270
CA State Muni. Fin. Auth Mobile Home Park
Rev. Bonds, (Caritas Affordable Hsg., Inc.),
5.25%, 8/15/39	BBB+	800,000	886,760
CA State Muni. Fin. Auth. Charter School Rev. Bonds,
(Partnerships Uplift Cmnty.), Ser. A
5.25%, 8/1/42	BB	850,000	866,065
5.00%, 8/1/32	BB	665,000	680,421
CA State Poll. Control Fin. Auth. Rev. Bonds,
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,961,035
CA State Tobacco Securitization Agcy. Rev. Bonds,
Ser. B-2, zero %, 6/1/55	BB/P	20,390,000	3,565,599
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/47	A–/F	500,000	523,300
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/42	A–/F	1,750,000	1,835,260
(Terraces at San Joaquin Gardens), Ser. A,
5.625%, 10/1/32	A–/F	1,105,000	1,155,929
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	850,000	875,296
(American Baptist Homes of the West),
5.00%, 10/1/43	A–/F	1,000,000	1,041,430
Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.00%, 6/1/47	BB/P	6,000,000	6,133,440
Ser. A-1, 5.00%, 6/1/26	BBB	1,400,000	1,712,536
La Verne, COP, (Brethren Hillcrest Homes), 5.00%,
5/15/36 (Prerefunded 5/15/22)	BBB–/F	775,000	848,656
Long Beach, Bond Fin. Auth. Rev. Bonds,
(Natural Gas Purchase), Ser. A, 5.50%, 11/15/37	A2	2,000,000	2,976,300
Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds, (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB–/P	1,000,000	1,058,460
Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	A	750,000	821,685
San Francisco, City & Cnty. Redev. Agcy. Cmnty. Fac.
Dist. Special Tax Bonds, (No. 6 Mission Bay South),
Ser. A, 5.15%, 8/1/35	BBB/P	1,000,000	1,015,350
San Francisco, City & Cnty. Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
Pub. Impts.), Ser. C, zero %, 8/1/43	BBB/P	8,000,000	2,238,400

26 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
California cont.
Sunnyvale, Special Tax Bonds, (Cmnty. Fac.
Dist. No. 1), 7.75%, 8/1/32	B+/P	$3,780,000	$3,792,776
Tobacco Securitization Auth. of Southern CA Rev.
Bonds, Ser. B-2, Class 2, zero %, 6/1/54	BB/P	14,660,000	2,477,833
			38,901,461
Colorado (5.1%)
Aviation Station North Metro. Dist. No. 2 G.O. Bonds,
Ser. A, 5.00%, 12/1/48	B+/P	1,000,000	1,013,090
Broadway Station Metro. Dist. No. 2 Co. G.O. Bonds,
Ser. A, 5.125%, 12/1/48	B/P	1,500,000	1,514,670
Broadway Station Metro. Dist. No. 3 G.O. Bonds,
5.00%, 12/1/49	B/P	1,250,000	1,251,900
CO Pub. Hwy. Auth. Rev. Bonds
(E-470), zero %, 9/1/41	A2	1,000,000	610,970
Ser. A, NATL, zero %, 9/1/28	A2	5,000,000	4,523,300
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	810,000	836,050
(Christian Living Cmntys.), 5.25%, 1/1/37	BB/P	750,000	753,698
(Christian Living Cmntys.), 5.125%, 1/1/30	BB/P	1,415,000	1,427,834
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(CommonSpirit Health Oblig. Group), Ser. A-1,
4.00%, 8/1/37 T	Baa1	425,000	489,570
(CommonSpirit Health Oblig. Group), Ser. A-1,
4.00%, 8/1/38 T	Baa1	625,000	710,205
(Commonspirit Health Oblig. Group), Ser. A-1,
4.00%, 8/1/39 T	Baa1	625,000	706,764
(CommonSpirit Health Oblig. Group), Ser. A-1,
4.00%, 8/1/39 T	Baa1	2,000,000	2,243,272
(CommonSpirit Health Oblig. Group), Ser. A-2,
4.00%, 8/1/49 T	Baa1	4,000,000	4,448,507
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/47	BB+/F	250,000	286,083
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/37	BB+/F	1,000,000	1,144,330
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/39	BB+/F	2,000,000	2,105,860
(Christian Living Neighborhood), 5.00%, 1/1/31	BB/P	2,000,000	2,045,520
(Christian Living Neighborhoods), 4.00%, 1/1/38	BBB/P	550,000	473,286
Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34	BB/P	330,000	338,758
Parkdale, Cmnty. Auth. Rev. Bonds,
(Metro. Dist. No. 1), Ser. A, 5.25%, 12/1/50	B/P	2,285,000	2,293,843
Plaza, Tax Alloc. Bonds, (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	3,000,000	3,057,180
Pub. Auth. for CO Energy Rev. Bonds, (Natural Gas
Purchase), 6.50%, 11/15/38	A2	2,000,000	3,171,840
RainDance Metro. Dist. No. 1 Rev. Bonds,
(Non-Potable Wtr. Enterprise)
5.25%, 12/1/50	B+/P	1,375,000	1,378,547
5.00%, 12/1/40	B+/P	625,000	626,644

Tax-Free High Yield Fund 27

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Colorado cont.
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
5.00%, 12/1/37	Ba1	$500,000	$533,455
STC Metro. Dist. No. 2 G.O. Bonds, Ser. A,
5.00%, 12/1/38	B+/P	2,000,000	2,044,160
Trails at Crowfoot Metro. Dist. No. 3 G.O. Bonds,
Ser. A, 5.00%, 12/1/49	B+/P	2,000,000	2,010,580
Willow Bend Metro. Dist. G.O. Bonds, Ser. A,
5.00%, 12/1/49	BB–/P	1,000,000	1,017,840
			43,057,756
Connecticut (0.6%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Masonicare Issue), Ser. F, 5.00%, 7/1/33	BBB+/F	1,500,000	1,606,695
CT State Hlth. & Edl. Fac. Auth. 144A Rev.
Bonds, (Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/46	BB/F	1,000,000	1,024,150
Harbor Point Infrastructure Impt. Dist. 144A Tax
Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	2,500,000	2,685,550
			5,316,395
Delaware (1.1%)
DE State Econ. Dev. Auth. Rev. Bonds
(Indian River Pwr.), 5.375%, 10/1/45	Baa2	3,000,000	3,016,800
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/46	BB	1,820,000	1,878,295
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/36	BB	700,000	734,902
Millsboro Special Oblig. 144A Special Tax,
(Plantation Lakes), 5.25%, 7/1/48	BB–/P	2,000,000	2,033,540
Millsboro Special Oblig. 144A Tax Alloc. Bonds,
(Plantation Lakes Special Dev. Dist.), 5.125%, 7/1/38	BB–/P	1,500,000	1,542,630
			9,206,167
District of Columbia (2.0%)
DC Rev. Bonds
(Howard U.), Ser. A, 6.50%, 10/1/41
(Prerefunded 4/1/21)	BBB–	3,945,000	4,105,167
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB–/P	3,170,000	2,862,478
(Kipp DC), Ser. B, 5.00%, 7/1/37	BBB+	3,315,000	3,857,931
(KIPP DC), 4.00%, 7/1/49	BBB+	1,000,000	1,062,370
(KIPP DC), 4.00%, 7/1/44	BBB+	250,000	266,960
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds, (Dulles Metrorail & Cap. Impt. Proj.)
4.00%, 10/1/53 T	A–	1,935,000	2,131,006
Ser. B, 4.00%, 10/1/44 T	A–	1,940,000	2,143,105
Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds, Cap Apprec 2nd Sr Lien, Ser. B,
zero %, 10/1/40	A–	995,000	521,042
			16,950,059
Florida (5.6%)
Cap. Trust Agcy. Rev. Bonds, (WFCS Holdings, LLC),
zero %, 1/1/60	B/P	6,000,000	403,260
Cap. Trust Agcy. 144A Rev. Bonds, (WFCS Holdings,
LLC), 5.00%, 1/1/55	BB–/P	3,800,000	3,879,648
Celebration Pointe Cmnty. Dev. Dist. No. 1 144A
Special Assessment Bonds, (Alachua Cnty.),
5.00%, 5/1/48	B/P	475,000	492,366

28 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Florida cont.
Charlotte Cnty., Indl. Dev. Auth. Util. Syst. 144A Rev.
Bonds, (Town & Country Util.), 5.00%, 10/1/49	B/P	$500,000	$557,715
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Baptist Hlth. Care), 4.00%, 8/15/45	BBB+	3,000,000	3,311,940
Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	560,000	624,506
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl.
Hlth.), 5.00%, 11/15/45	A2	5,885,000	6,604,029
Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds, (Village of Lakewood Ranch
South), 5.00%, 5/1/36	B+/P	900,000	965,871
Lakewood Ranch, Stewardship Dist. Special Assmt.
Bonds, 4.875%, 5/1/35	BB–/P	920,000	968,171
Lakewood Ranch, Stewardship Dist. 144A Special
Assmt. Bonds, (Northeast Sector), 5.30%, 5/1/39	B–/P	1,250,000	1,359,188
Lee Cnty., Indl. Dev. Auth. Rev. Bonds,
(Shell Point/Waterside Hlth.)
5.00%, 11/15/49	BBB+	1,800,000	1,939,752
5.00%, 11/15/39	BBB+	750,000	819,360
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds,
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	2,195,000	2,382,299
Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds, (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	750,000	785,273
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds,
(Republic Drive/Universal), 5.00%, 4/1/24	A+/F	2,760,000	2,856,517
Palm Beach Cnty., 144A Rev. Bonds, (PBAU Hsg.),
Ser. A, 5.00%, 4/1/39	Ba1	500,000	504,515
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Baptist Hlth. South FL), 4.00%, 8/15/49	AA–	3,000,000	3,389,670
Pinellas Cnty., Indl. Dev. Auth. Rev. Bonds,
(2017 Foundation for Global Understanding, Inc.),
5.00%, 7/1/39	AAA/P	2,270,000	2,569,436
Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac. Rev.
Bonds, (Village of Isle)
5.00%, 1/1/31	BBB–/F	1,285,000	1,368,229
5.00%, 1/1/30	BBB–/F	750,000	801,113
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	1,440,000	1,620,029
Tampa, Cap. Impt. Cigarette Tax Rev. Bonds,
(Cap. Appn.), Ser. A
zero %, 9/1/53	A1	2,600,000	730,392
zero %, 9/1/45	A1	2,000,000	801,780
zero %, 9/1/41	A1	1,000,000	482,410
zero %, 9/1/40	A1	850,000	430,041
Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds, (Cap. Impt.), 5.00%, 5/1/33	B+/P	990,000	1,024,254
Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	1,055,000	1,154,086
Village Cmnty. Dev. Dist. No. 11 Special Assmt.
Bonds, 4.50%, 5/1/45	BB–/P	2,670,000	2,763,130

Tax-Free High Yield Fund 29

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Florida cont.
Village Cmnty. Dev. Dist. No. 12 144A Special
Assessment Bonds, 4.00%, 5/1/33	BB–/P	$1,240,000	$1,317,116
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds,
5.00%, 5/1/22	BBB–/P	160,000	164,779
			47,070,875
Georgia (2.0%)
Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds,
(Delta Airlines), Ser. A, 8.75%, 6/1/29	Baa3	1,866,738	1,873,907
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds
(Kennesaw State U. Real Estate Oblig. Group),
Ser. C, 5.00%, 7/15/38	Baa2	1,250,000	1,334,475
(Kennesaw State U. Real Estate), 5.00%, 7/15/30	Baa2	1,200,000	1,309,560
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy), 5.00%, 3/1/37	BB/F	2,385,000	2,307,917
Muni. Election Auth. of GA Rev. Bonds
(Plant Vogtle Units 3 & 4), Ser. A, 5.50%, 7/1/60	A	3,500,000	4,011,280
(Plant Vogtle Units 3 & 4), Ser. A, 5.00%, 1/1/56	A2	2,000,000	2,378,440
(Plant Vogtle Units 3 & 4), Ser. A, 4.00%, 1/1/59	A2	3,000,000	3,302,370
			16,517,949
Guam (0.1%)
Territory of GU, Dept. of Ed. COP, (John F. Kennedy
High School), Ser. A, 6.875%, 12/1/40	B+	500,000	505,945
			505,945
Idaho (0.1%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	500,000	610,705
			610,705
Illinois (15.7%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	7,040,000	8,173,722
Ser. A, 5.50%, 1/1/49	BBB+	2,000,000	2,250,140
Ser. D-05, 5.50%, 1/1/37	BBB+	3,250,000	3,519,620
Ser. G-07, 5.50%, 1/1/35	BBB+	1,200,000	1,304,940
Ser. A, 5.00%, 1/1/44	BBB+	2,000,000	2,188,740
Ser. A, 5.00%, 1/1/31	BBB+	1,400,000	1,585,052
Ser. A, 5.00%, 1/1/30	BBB+	2,600,000	2,961,244
Chicago, Special Assmt. Bonds, (Lake Shore East),
6.75%, 12/1/32	BB/P	4,858,000	4,864,461
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB–	4,000,000	4,188,120
Ser. H, 5.00%, 12/1/36	BB–	4,600,000	5,031,756
Chicago, Board of Ed. 144A G.O. Bonds, Ser. A,
7.00%, 12/1/46	BB–	1,500,000	1,855,125
Chicago, Motor Fuel Tax Rev. Bonds
AGM, 5.00%, 1/1/30	AA	200,000	222,538
5.00%, 1/1/28	Ba1	1,000,000	1,045,600
Chicago, Waste Wtr. Transmission Rev. Bonds, Ser. C
5.00%, 1/1/34	A	1,950,000	2,221,752
5.00%, 1/1/33	A	1,000,000	1,142,110

30 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/42	A	$650,000	$692,289
5.00%, 11/1/39	A	1,075,000	1,200,227
5.00%, 11/1/30	A	1,400,000	1,676,850
5.00%, 11/1/28	A	1,500,000	1,810,230
Cook Cnty., G.O. Bonds, 5.00%, 11/15/34	A+	1,000,000	1,156,490
Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds, (Monarch Landing), 5.625%, 3/1/36	B/P	772,000	772,093
IL Fin. Auth. Rev. Bonds, FRN (Navistar Intl. Recvy.
Zone), 6.75%, 10/15/40	BB–	1,155,000	1,156,802
IL State G.O. Bonds
Ser. A, 5.25%, 12/1/30	Baa3	5,000,000	5,819,000
5.25%, 2/1/30	Baa3	3,000,000	3,268,800
5.00%, 11/1/41	Baa3	1,900,000	2,067,504
5.00%, 1/1/41	Baa3	1,000,000	1,079,050
5.00%, 2/1/39	Baa3	500,000	529,675
Ser. A, 5.00%, 5/1/38	Baa3	2,500,000	2,787,525
5.00%, 1/1/35	Baa3	2,500,000	2,732,275
Ser. A, 5.00%, 10/1/33	Baa3	1,025,000	1,169,218
5.00%, 1/1/33	Baa3	1,000,000	1,100,240
Ser. A, 5.00%, 12/1/31	Baa3	7,200,000	8,208,864
Ser. B, 5.00%, 10/1/31	Baa3	1,600,000	1,848,816
Ser. C, 5.00%, 11/1/29	Baa3	4,875,000	5,566,275
5.00%, 2/1/29	Baa3	5,775,000	6,577,494
Ser. A, 5.00%, 12/1/28	Baa3	2,700,000	3,120,660
Ser. D, 5.00%, 11/1/28	Baa3	3,230,000	3,706,845
Ser. D, 5.00%, 11/1/27	Baa3	1,425,000	1,640,645
Ser. A, 5.00%, 10/1/27	Baa3	2,000,000	2,313,720
IL State Fin. Auth. Rev. Bonds
(Plymouth Place), 5.25%, 5/15/50	BB+/F	850,000	867,196
(Rosalind Franklin U. of Medicine & Science),
Ser. A, 5.00%, 8/1/47	BBB+	850,000	923,568
(Rosalind Franklin U. of Medicine & Science),
Ser. A, 5.00%, 8/1/42	BBB+	500,000	547,175
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/33	A+	200,000	243,010
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/30	A+	400,000	492,916
(Riverside Hlth. Syst.), 4.00%, 11/15/32	A+	600,000	679,008
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev.
Bonds, (U. of IL Chicago), 5.00%, 2/15/50	Baa3	4,000,000	4,049,560
Metro. Pier & Exposition Auth. Rev. Bonds,
(McCormick Place Expansion)
Ser. A, 5.00%, 6/15/50	BBB	7,000,000	7,838,600
Ser. B, stepped-coupon zero % (4.850%, 6/15/31),
12/15/42 ††	BBB	3,000,000	2,041,200
Northern IL U. Rev. Bonds, Ser. B, BAM
5.00%, 4/1/34	AA	650,000	825,617
5.00%, 4/1/32	AA	600,000	770,052
5.00%, 4/1/30	AA	450,000	585,086

Tax-Free High Yield Fund 31

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Northern IL U. Rev. Bonds, Ser. B, BAM
5.00%, 4/1/29	AA	$400,000	$511,072
4.00%, 4/1/41	AA	625,000	706,388
4.00%, 4/1/38	AA	600,000	684,120
4.00%, 4/1/37	AA	600,000	686,286
4.00%, 4/1/36	AA	600,000	688,812
4.00%, 4/1/35	AA	525,000	605,372
Sales Tax Securitization Corp. Rev. Bonds, Ser. C,
5.50%, 1/1/36	AA–	3,000,000	3,717,180
			132,018,725
Kansas (0.3%)
Wichita, Hlth. Care Fac. Rev. Bonds, (Presbyterian
Manors), Ser. I, 5.00%, 5/15/38	BB–/P	1,000,000	989,480
Wyandotte, Cnty./Kansas City, Unified Govt. 144A
Rev. Bonds, (Legends Apt. Garage & West Lawn),
4.50%, 6/1/40	BB+/P	1,365,000	1,350,790
			2,340,270
Kentucky (0.8%)
KY Econ. Dev. Fin. Auth. Rev. Bonds, (Masonic Home
Indpt. Living), 5.00%, 5/15/36	BB/P	2,000,000	1,925,860
KY Pub. Trans. Infrastructure Auth. Rev. Bonds,
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	2,000,000	2,112,640
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	375,000	416,865
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds,
(Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	1,400,000	1,401,512
KY State Property & Bldg. Comm. Rev. Bonds,
(No. 122), Ser. A, 4.00%, 11/1/35	A1	1,000,000	1,158,580
			7,015,457
Louisiana (0.8%)
LA State Pub. Fac. Auth. Rev. Bonds
(LA State U. Greenhouse Phase III), Ser. A,
4.00%, 7/1/54	A3	2,640,000	2,715,742
(Louisiana Children’s Med. Ctr. Oblig. Group),
4.00%, 6/1/50	A+	1,500,000	1,708,815
(LA State U. Greenhouse Phase III), Ser. A,
4.00%, 7/1/49	A3	1,000,000	1,032,540
LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds, (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39
(In default) †	D/P	1,000,000	10
St. Tammany, Public Trust Fin. Auth. Rev. Bonds,
(Christwood), 5.25%, 11/15/37	BB/P	765,000	783,467
			6,240,574
Maine (0.5%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
(ME Gen. Med. Ctr.), 7.50%, 7/1/32	Ba3	3,000,000	3,116,820
ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25), (Casella Waste Syst.),
5.125%, 8/1/35	B2	1,000,000	1,101,240
			4,218,060

32 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Maryland (1.3%)
Brunswick, Special Tax, 5.00%, 7/1/36	B+/P	$1,000,000	$1,051,080
Frederick Cnty., Edl. Fac. 144A Rev. Bonds,
(Mount St. Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	532,115
MD Econ. Dev. Corp. Student Hsg. Rev. Bonds,
(Bowie State U.), 4.00%, 7/1/50	BBB–	1,000,000	1,002,700
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds,
(Frederick Hlth., Inc.)
4.00%, 7/1/50	Baa1	1,000,000	1,117,730
4.00%, 7/1/45	Baa1	500,000	561,290
4.00%, 7/1/40	Baa1	300,000	341,661
Prince Georges Cnty., Special Oblig. 144A Tax Alloc.
Bonds, (Westphalia Town Ctr.)
5.25%, 7/1/48	B/P	2,000,000	2,106,020
5.125%, 7/1/39	B/P	300,000	316,020
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	750,000	784,403
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	3,000,000	3,056,700
			10,869,719
Massachusetts (1.5%)
Lowell, Collegiate Charter School Rev. Bonds,
5.00%, 6/15/49	BB–/P	2,290,000	2,331,174
MA State Dev. Fin. Agcy. Rev. Bonds
(Loomis Communities), Ser. A, 6.00%, 1/1/33	BBB/P	250,000	267,845
(Loomis Communities), Ser. A, U.S. Govt. Coll.,
6.00%, 1/1/33 (Prerefunded 7/1/23)	AAA/P	250,000	291,233
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5.75%, 7/15/43	BB+	1,000,000	1,051,990
(Atrius Hlth. Oblig. Group), Ser. A, 4.00%, 6/1/49	BBB	5,000,000	5,426,150
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	854,285	129,604
MA State Dev. Fin. Agcy. 144A Rev. Bonds,
(Linden Ponds, Inc. Fac.), 5.125%, 11/15/46	BB/F	2,000,000	1,917,680
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds, (Adventcare), Ser. A, 6.65%, 10/15/28
(In default) †	D/P	2,035,000	1,424,500
			12,840,176
Michigan (4.1%)
Detroit, G.O. Bonds
5.00%, 4/1/37	Ba3	350,000	362,625
5.00%, 4/1/36	Ba3	1,400,000	1,454,656
Flint, Hosp. Bldg. Auth. Rev. Bonds, Ser. A,
5.25%, 7/1/39	Ba1	500,000	534,665
MI State Fin. Auth. Rev. Bonds, (Local Govt. Loan
Program), Ser. F1, 4.50%, 10/1/29	BB+	650,000	687,544
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds,
(Lawrence Technological U.)
5.00%, 2/1/47	BB+	3,100,000	3,113,609
5.00%, 2/1/37	BB+	1,080,000	1,102,788

Tax-Free High Yield Fund 33

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Hosp. Fin. Auth. Rev. Bonds, (Trinity Health
Corp. Oblig. Group)
Ser. A, U.S. Govt. Coll, 5.00%, 12/1/47 T	Aa3	$11,000,000	$12,213,905
Ser. A, 4.00%, 12/1/49 T	Aa3	3,875,000	4,445,451
MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
(Holland Home Oblig. Group)
5.00%, 11/15/43	BBB–/F	500,000	523,010
5.00%, 11/15/34	BBB–/F	1,000,000	1,073,620
Pontiac City, G.O. Bonds,
(Pontiac School Dist.), Q-SBLF
4.00%, 5/1/39	Aa1	2,000,000	2,370,620
4.00%, 5/1/37	Aa1	1,870,000	2,228,367
4.00%, 5/1/36	Aa1	1,695,000	2,027,186
4.00%, 5/1/35	Aa1	2,000,000	2,402,640
			34,540,686
Minnesota (0.8%)
Baytown Twp., Lease Rev. Bonds, Ser. A,
4.00%, 8/1/36	BB+	400,000	409,856
Duluth, COP, (Indpt. School Dist. No. 709), Ser. A
4.20%, 3/1/34	Ba2	725,000	686,111
4.00%, 3/1/28	Ba2	760,000	742,132
4.00%, 3/1/27	Ba2	730,000	714,013
3.00%, 3/1/21	Ba2	395,000	392,879
Forest Lake, Charter School Lease Rev. Bonds,
(LILA Bldg. Co.), Ser. A, 5.25%, 8/1/43	BB+	615,000	667,269
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	1,000,000	1,065,710
(Parnassus Preparatory School), Ser. A,
5.00%, 11/1/36	BB	1,500,000	1,614,645
St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds, (Nova Classical Academy), Ser. A,
6.375%, 9/1/31	BBB–	500,000	524,365
			6,816,980
Mississippi (0.5%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	4,350,000	4,387,845
			4,387,845
Missouri (1.3%)
MO State Hlth. & Edl. Fac. Auth. VRDN, (WA U. (The)),
Ser. D, 0.13%, 9/1/30	VMIG 1	3,500,000	3,500,000
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds,
(Ballpark Village Dev.), Ser. A, 4.75%, 11/15/47	BB–/P	1,625,000	1,439,084
St. Louis Cnty., Indl. Dev. Auth. Sr. Living Fac. Rev.
Bonds, (Friendship Village)
5.25%, 9/1/53	BB+/F	4,250,000	4,466,623
5.00%, 9/1/48	BB+/F	1,750,000	1,814,260
			11,219,967

34 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Nevada (0.7%)
Clark Cnty., Impt. Dist. No. 159 Special Assessment
Bonds, (Summerlin Village 16A), 5.00%, 8/1/35	B+/P	$660,000	$692,380
Las Vegas, Special Assmt. Bonds
5.00%, 6/1/30	B+/P	1,090,000	1,166,551
(Dist. No. 607 Local Impt.), 5.00%, 6/1/22	BBB–/P	325,000	339,989
Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds, (Summerlin Village 24), 5.00%, 12/1/35	B/P	735,000	775,388
North Las Vegas, G.O. Bonds, AGM, 4.00%, 6/1/34	AA	1,075,000	1,221,082
North Las Vegas, Local Impt. Special Assmt.
Bonds, (Valley Vista Special Impt. Dist. No. 64),
4.50%, 6/1/39	B/P	700,000	715,575
NV State Dept. of Bus. & Indl. 144A Rev. Bonds,
(Somerset Academy of Las Vegas), Ser. A,
5.00%, 12/15/38	BB	1,000,000	1,022,100
			5,933,065
New Hampshire (0.5%)
National Fin. Auth. 144A Rev. Bonds,
(Covanta Holding Corp.), Ser. C, 4.875%, 11/1/42	B1	2,100,000	2,145,843
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds,
(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	660,531
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds,
(Hillside Village), Ser. A
6.25%, 7/1/42	B–/P	250,000	207,355
6.125%, 7/1/37	B–/P	1,000,000	850,890
			3,864,619
New Jersey (7.9%)
NJ State Econ. Dev. Auth. Rev. Bonds
(Paterson Charter School Science & Tech.), Ser. A,
6.10%, 7/1/44	BB–	655,000	677,440
(Paterson Charter School Science & Tech.), Ser. A,
6.00%, 7/1/32	BB–	300,000	312,645
(Continental Airlines, Inc.), 5.50%, 6/1/33	Ba3	2,000,000	2,051,620
(Paterson Charter School), Ser. C, 5.30%, 7/1/44	BB–	2,250,000	2,269,778
Ser. EEE, 5.00%, 6/15/48	Baa1	4,000,000	4,581,000
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/47	BBB–	500,000	551,770
Ser. EEE, 5.00%, 6/15/43	Baa1	3,910,000	4,509,286
Ser. DDD, 5.00%, 6/15/42	Baa1	1,500,000	1,695,420
Ser. EEE, 5.00%, 6/15/38	Baa1	2,500,000	2,916,725
(Provident Group-Montclair State U. Student Hsg.
& Properties), 5.00%, 6/1/37	AA	1,000,000	1,197,160
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/32	BBB–	1,000,000	1,143,560
(NJ Transit Trans.), Ser. A, 4.00%, 11/1/39	Baa1	2,000,000	2,174,700
(NJ Transit Trans.), Ser. A, 4.00%, 11/1/38	Baa1	3,000,000	3,268,350
NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds,
(UMM Energy Partners, LLC), Ser. A
5.00%, 6/15/37	Baa2	1,000,000	1,059,950
4.75%, 6/15/32	Baa2	170,000	180,049
NJ State Econ. Dev. Auth. Fac. Rev. Bonds,
(Continental Airlines, Inc.), 5.625%, 11/15/30	Ba3	1,000,000	1,040,710

Tax-Free High Yield Fund 35

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds,
(St. Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	$2,500,000	$2,581,950
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Program), Ser. AA, 5.25%, 6/15/32	Baa1	1,000,000	1,127,780
Ser. A, 5.00%, 12/15/39	Baa1	550,000	648,714
Ser. A, 5.00%, 12/15/34	Baa1	5,600,000	6,608,392
Ser. A, 5.00%, 12/15/33	Baa1	6,550,000	7,752,515
Ser. A, 4.00%, 12/15/39	Baa1	1,750,000	1,904,035
Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. B, 5.00%, 6/1/46	BB+	7,200,000	8,138,448
Ser. A, 5.00%, 6/1/33	A–	6,750,000	8,378,573
			66,770,570
New Mexico (0.6%)
NM State Hosp. Equip. Loan Council Hosp. Rev.
Bonds, Ser. A, 4.00%, 8/1/48	AA	3,500,000	4,042,220
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo
Retirement Residences), Ser. A, 5.00%, 5/15/49	BB+/F	1,200,000	1,218,660
			5,260,880
New York (3.6%)
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds,
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero % (5.625%, 1/1/24), 1/1/55 ††	B/P	600,000	553,848
Metro. Trans. Auth. Rev. Bonds, (Green Bond),
Ser. C-1, 5.00%, 11/15/50	A2	1,500,000	1,721,940
NY City, Indl. Dev. Agcy. Rev. Bonds,
(Yankee Stadium), AGC, 7.00%, 3/1/49	AA	1,000,000	1,005,020
NY City, Transitional Fin. Auth. Rev. Bonds, Ser. B-1,
4.00%, 11/1/41 T	Aa1	10,000,000	13,014,814
NY Counties, Tobacco Trust VI Rev. Bonds,
(Tobacco Settlement Pass Through), Ser. A-2B,
5.00%, 6/1/51	BB+/P	2,500,000	2,577,475
NY State Dorm. Auth. Non-State Supported Debt
144A Rev. Bonds, (Orange Regl. Med. Ctr.)
5.00%, 12/1/36	Baa3	1,100,000	1,285,449
5.00%, 12/1/35	Baa3	1,300,000	1,523,600
NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.), Class 2, 5.375%, 11/15/40	BB–/P	1,250,000	1,324,950
(3 World Trade Ctr., LLC), Class 1-3,
5.00%, 11/15/44	BB–/P	6,750,000	7,187,603
			30,194,699
North Carolina (0.7%)
NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(Twin Lakes Cmnty.), Ser. A, 5.00%, 1/1/49	BBB/F	2,970,000	3,143,210
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	1,625,000	1,663,789
(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	1,000,000	1,012,820
			5,819,819

36 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Ohio (5.1%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-3, 6.25%, 6/1/37 (Prerefunded 6/1/22)	AAA/P	$7,300,000	$8,108,402
Ser. B-2, Class 2, 5.00%, 6/1/55	BB/P	17,675,000	19,508,781
Ser. B-3, Class 2, zero %, 6/1/57	B+/P	14,000,000	2,027,620
Centerville, Hlth. Care Rev. Bonds,
(Graceworks Lutheran Svcs.), 5.25%, 11/1/47	BB+/P	2,000,000	2,049,440
Cleveland-Cuyahoga Cnty., Port Auth. Cultural
Fac. Rev. Bonds, (Playhouse Sq. Foundation),
5.25%, 12/1/38	BB+	1,065,000	1,132,042
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(Ohio Living)
6.00%, 7/1/35	BBB/P	2,825,000	2,960,572
6.00%, 7/1/35 (Prerefunded 7/1/22)	AAA/P	175,000	193,860
Hickory Chase, Cmnty. Auth. Infrastructure
Impt. 144A Rev. Bonds, (Hickory Chase), Ser. A,
5.00%, 12/1/40	B+/P	1,485,000	1,505,315
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp.
Syst., Inc.), Ser. C, 6.00%, 8/15/43	Baa1	250,000	250,675
OH State Air Quality Dev. Auth. Exempt Fac. 144A
Rev. Bonds, (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	2,000,000	2,127,380
OH State Higher Edl. Fac. Comm. Rev. Bonds,
5.25%, 12/1/48	BB	750,000	763,095
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	2,225,000	2,352,181
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB–/F	235,000	246,672
			43,226,035
Oregon (0.3%)
Clackamas Cnty., Hosp. Fac. Auth. Rev. Bonds,
(Rose Villa, Inc.), Ser. A, 5.375%, 11/15/55	BB/P	1,000,000	1,058,190
Warm Springs, Reservation Confederated Tribes
144A Rev. Bonds, (Pelton-Round Butte), Ser. B
5.00%, 11/1/39	A3	700,000	851,753
5.00%, 11/1/32	A3	360,000	452,736
			2,362,679
Pennsylvania (3.7%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5.75%, 10/15/40	Baa3	765,000	768,557
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/47	Baa3	2,200,000	2,287,406
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/37	Baa3	1,000,000	1,058,740
(Chatham U.), Ser. A, 5.00%, 9/1/30	BBB–	1,500,000	1,543,215
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A,
5.125%, 10/15/37	BB	1,200,000	1,283,652
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	625,000	678,300
Cumberland Cnty., Muni. Auth. Rev. Bonds,
(Asbury PA Obligated Group), 5.00%, 1/1/45	BB+/P	1,000,000	961,780

Tax-Free High Yield Fund 37

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Dallas, Area Muni. Auth. U. Rev. Bonds,
(Misericordia U.), 5.00%, 5/1/48	Baa3	$3,000,000	$3,299,040
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds, (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/34	Baa3	800,000	812,152
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds,
(Scranton U.), 4.00%, 11/1/40	A–	1,230,000	1,381,954
Lancaster Cnty., Hosp. Auth. Rev. Bonds,
(Brethren Village), 5.125%, 7/1/37	BB+/F	700,000	727,384
Lancaster Cnty., Hosp. Auth. Hlth. Care Fac.
Rev. Bonds, (Moravian Manors, Inc.), Ser. A,
5.00%, 6/15/49	BB+/F	4,705,000	4,806,110
Lancaster, Indl. Dev. Auth. Rev. Bonds,
(Willow Valley Communities)
5.00%, 12/1/49	A/F	2,300,000	2,586,051
5.00%, 12/1/44	A/F	1,850,000	2,095,865
4.00%, 12/1/44	A/F	1,150,000	1,243,357
Montgomery Cnty., Indl. Auth. Rev. Bonds,
(Whitemarsh Continuing Care Retirement Cmnty.),
Ser. A, 5.25%, 1/1/48	BB–/P	1,500,000	1,515,360
Moon, Indl. Dev. Auth. Rev. Bonds, (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	2,000,000	2,061,840
Northeastern PA Hosp. & Ed. Auth. Rev. Bonds,
(Wilkes U.), Ser. A, 5.25%, 3/1/42	BBB	1,000,000	1,012,390
PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds, (U. Properties, Inc.-East Stroudsburg), Ser. A,
5.00%, 7/1/31	Baa3	1,000,000	1,043,030
			31,166,183
Puerto Rico (0.5%)
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A-1, 5.00%, 7/1/58	B/P	1,097,000	1,188,106
Ser. A-2, 4.784%, 7/1/58	B/P	240,000	256,418
Ser. A-1, 4.75%, 7/1/53	B/P	433,000	461,318
Ser. A-1, 4.55%, 7/1/40	B/P	59,000	62,476
Ser. A-2, 4.536%, 7/1/53	B/P	17,000	17,865
Ser. A-1, 4.50%, 7/1/34	B/P	116,000	122,546
Ser. A-2, 4.329%, 7/1/40	B/P	600,000	626,322
Ser. A-1, zero %, 7/1/51	B/P	1,236,000	260,697
Ser. A-1, zero %, 7/1/46	B/P	1,518,000	444,015
Ser. A-1, zero %, 7/1/33	B/P	159,000	106,589
Ser. A-1, zero %, 7/1/31	B/P	141,000	102,353
Ser. A-1, zero %, 7/1/29	B/P	109,000	85,731
Ser. A-1, zero %, 7/1/27	B/P	112,000	93,956
Ser. A-1, zero %, 7/1/24	B/P	66,000	60,404
			3,888,796
Rhode Island (0.4%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,000,000	3,230,760
			3,230,760

38 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
South Carolina (3.2%)
Berkeley Cnty., Assmt. Rev. Bonds,
(Nexton Impt. Dist.), 4.25%, 11/1/40	BB–/P	$1,000,000	$1,007,330
SC State Jobs Econ. Dev. Auth. Edl. Fac. 144A Rev.
Bonds, (High Point Academy), Ser. A, 5.75%, 6/15/39	Ba1	2,000,000	2,201,900
SC State Jobs-Econ. Dev. Auth. Rev. Bonds
(Woodlands at Furman), Ser. A, 5.00%, 11/15/54	BB/P	1,000,000	998,290
(Woodlands at Furman), Ser. A, 5.00%, 11/15/42	BB/P	585,000	592,470
(Bon Secours Mercy Hlth.), 4.00%, 12/1/44	A1	7,205,000	8,363,420
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	6,220,000	7,028,476
Ser. E, 5.25%, 12/1/55	A2	2,500,000	2,913,575
Ser. E, 5.00%, 12/1/48	A2	2,000,000	2,201,700
Ser. C, 5.00%, 12/1/46	A2	1,000,000	1,129,800
(Oblig.), Ser. B, 5.00%, 12/1/37	A2	500,000	596,730
			27,033,691
Tennessee (1.0%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Rev. Bonds,
(CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37 T	Baa1	425,000	488,512
Ser. A-1, 4.00%, 8/1/38 T	Baa1	425,000	487,583
Ser. A-2, 5.00%, 8/1/44 T	Baa1	425,000	509,708
Ser. A-1, 4.00%, 8/1/44 T	Baa1	850,000	967,005
Ser. A-2, 5.00%, 8/1/49 T	Baa1	725,000	861,506
Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl.
Fac. Board Rev. Bonds, (Trevecca Nazarene U.)
5.00%, 10/1/48	BBB–/F	1,800,000	1,956,420
5.00%, 10/1/39	BBB–/F	800,000	882,752
5.00%, 10/1/34	BBB–/F	400,000	449,444
5.00%, 10/1/29	BBB–/F	600,000	683,952
Nashville, Metro. Dev. & Hsg. Agcy. 144A Tax Alloc.
Bonds, (Fifth & Broadway Dev. Dist.), 5.125%, 6/1/36	B+/P	1,250,000	1,311,200
			8,598,082
Texas (7.2%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds,
(Uplift Ed.), Ser. A, 5.00%, 12/1/36	BBB–	815,000	914,487
Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB–/P	6,000,000	6,703,020
(Idea Pub. Schools), 5.00%, 8/15/32	A–	2,100,000	2,235,324
(IDEA Pub. Schools), Ser. B, 5.00%, 8/15/27	A–	375,000	449,408
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. B,
4.50%, 11/1/45	A	2,265,000	2,378,001
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds,
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BBB–/F	1,000,000	1,046,790
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN,
(The Methodist Hosp.), Ser. C-1, 0.17%, 12/1/24	A-1+	8,400,000	8,400,000
Houston, Arpt. Syst. Rev. Bonds, Ser. B-1
5.00%, 7/15/35	B	200,000	203,234
5.00%, 7/15/30	B	2,650,000	2,735,251

Tax-Free High Yield Fund 39

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Texas cont.
Houston, Higher Ed. Fin. Co. Rev. Bonds,
(Cosmos Foundation), Ser. A
5.00%, 2/15/42	BBB	$2,250,000	$2,340,653
5.00%, 2/15/32	BBB	2,250,000	2,358,923
Matagorda Cnty., Poll. Control Rev. Bonds,
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	3,000,000	3,586,110
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(MRC Sr. Living-Langford (The)), Ser. A,
5.50%, 11/15/52	B–/P	250,000	194,418
(MRC Senior Living-Langford (The)),
5.50%, 11/15/46	B–/P	700,000	561,085
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	1,050,000	1,066,338
(MRC Senior Living-Langford (The)),
5.375%, 11/15/36	B–/P	500,000	425,190
(CHF-Collegiate Hsg. Stephenville III, LLC), 5.00%,
4/1/47 (Prerefunded 4/1/25)	Baa3	2,450,000	2,901,070
(Collegiate Student Hsg. Island Campus, LLC),
Ser. A, 5.00%, 4/1/42	Ba1	3,500,000	3,436,195
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39
(Prerefunded 4/1/24)	Baa3	500,000	573,215
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/38	AA	500,000	582,750
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/32	AA	700,000	831,656
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/30	AA	400,000	481,728
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 4.00%, 7/1/43	AA	1,600,000	1,711,024
Newark, Higher Ed. Fin. Corp. Rev. Bonds,
(Austin Achieve Pub. Schools, Inc.)
5.00%, 6/15/48	BB–/P	750,000	764,160
5.00%, 6/15/38	BB–/P	245,000	250,809
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.),
5.00%, 11/15/37	A/F	1,620,000	1,865,867
Temple, Tax Increment 144A Tax Alloc. Bonds,
(Reinvestment Zone No. 1), Ser. A, 5.00%, 8/1/38	BB+	3,500,000	3,873,555
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(Segment 3C), 5.00%, 6/30/58	Baa3	4,500,000	5,267,700
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds, (Blueridge Trans. Group, LLC (SH 288
Toll Lane)), 5.00%, 12/31/50	Baa3	1,750,000	1,846,775
TX State Trans. Comm. Rev. Bonds,
(State Hwy. 249 Sys.), Ser. A, zero %, 8/1/39	Baa3	1,500,000	688,935
			60,673,671
Utah (0.7%)
Infrastructure Agcy. Telecomm. Rev. Bonds
4.00%, 10/15/42	BBB–/F	1,500,000	1,571,175
4.00%, 10/15/36	BBB–/F	1,000,000	1,080,690
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. A, 0.17%, 5/15/37	VMIG 1	3,300,000	3,300,000
			5,951,865

40 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Virginia (1.8%)
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt.
Bonds, (Potomac Shores), 5.15%, 3/1/35	B/P	$500,000	$508,735
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42	BBB+/F	350,000	375,631
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Kendal at Lexington), Ser. A, 5.00%, 1/1/42	BBB–/F	690,000	711,045
Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	835,000	835,309
Small Bus. Fin. Auth. Private Activity Rev. Bonds,
(Transform 66 P3), 5.00%, 12/31/56	Baa3	3,000,000	3,353,790
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev.
Bonds, (United Church Homes & Svcs. Oblig. Group),
5.00%, 9/1/31	BB/P	1,500,000	1,545,855
VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB–	1,725,000	1,835,883
(95 Express Lanes, LLC), 5.00%, 1/1/40	BBB–	4,500,000	4,665,960
VA State Small Bus. Fin. Auth. Solid Waste Disp. Fac.
144A, FRN Mandatory Put Bonds (7/1/38),
(Covanta Holding Corp.), 5.00%, 1/1/48	B–	1,000,000	1,029,930
			14,862,138
Washington (2.9%)
Kalispel Tribe of Indians Priority Dist. Rev. Bonds,
Ser. A, 5.00%, 1/1/32	BB+/P	1,000,000	1,132,660
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds,
(Delta Airlines, Inc.), 5.00%, 4/1/30	BB	5,700,000	5,868,207
Skagit Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds,
(Skagit Regl. Hlth. Impt.), 5.00%, 12/1/37	Baa2	2,000,000	2,267,660
WA State G.O. Bonds, Ser. 21A
5.00%, 6/1/41 ###	Aaa	1,935,000	2,526,800
5.00%, 6/1/37 ###	Aaa	2,000,000	2,641,520
5.00%, 6/1/29 ###	Aaa	1,150,000	1,534,744
WA State Hlth. Care Fac. Auth. Rev. Bonds,
(Overlake Hosp. Med. Ctr.), Ser. A, 4.00%, 7/1/37	A2	3,125,000	3,496,531
WA State Hsg. Fin. Comm. Rev. Bonds,
(Wesley Homes Lea Hill), 5.00%, 7/1/36	B/P	575,000	565,685
WA State Hsg. Fin. Comm. 144A Rev. Bonds,
(Presbyterian Retirement Cmnty. Northwest), Ser. A,
5.00%, 1/1/46	BB/F	4,000,000	4,028,160
			24,061,967
Wisconsin (3.2%)
Pub. Fin. Auth. 144A Rev. Bonds, (Roseman U.
of Hlth. Sciences), 5.00%, 4/1/50	BB	1,800,000	1,917,684
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5.25%, 7/1/28	BBB+	800,000	837,896
(Trans. Infrastructure Properties), 5.00%, 7/1/42	BBB+	3,500,000	3,634,995
Pub. Fin. Auth. Ed. 144A Rev. Bonds, (North Carolina
Leadership Academy)
5.00%, 6/15/54	BB+/P	455,000	463,299
5.00%, 6/15/49	BB+/P	1,040,000	1,061,642
5.00%, 6/15/39	BB+/P	410,000	423,641

Tax-Free High Yield Fund 41

MUNICIPAL BONDS AND NOTES (99.5%)* cont.	Rating**	Principal amount	Value
Wisconsin cont.
Pub. Fin. Auth. Edl. Fac. Rev. Bonds,
(Piedmont Cmnty. Charter School), 5.00%, 6/15/53	Baa3	$1,000,000	$1,141,970
Pub. Fin. Auth. Exempt Fac. Rev. Bonds,
(Celanese U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	Baa3	700,000	760,732
Pub. Fin. Auth. Higher Ed. Fac. Rev. Bonds,
(Gannon U.)
5.00%, 5/1/47	BBB+	850,000	902,836
5.00%, 5/1/42	BBB+	1,600,000	1,709,232
Pub. Fin. Auth. Retirement Communities
Rev. Bonds, (Evergreens Oblig. Group), Ser. A,
5.00%, 11/15/49	BBB/F	2,000,000	2,109,200
Pub. Fin. Auth. Retirement Fac. 144A Rev. Bonds,
(Southminster, Inc.), 5.00%, 10/1/48	BB/F	1,500,000	1,519,965
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds,
(Appalachian State U.), Ser. A, AGM
4.00%, 7/1/59	AA	1,350,000	1,474,956
4.00%, 7/1/55	AA	1,000,000	1,092,620
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB–/F	750,000	759,255
(Prohealth Care, Inc.), 5.00%, 8/15/39	A1	750,000	844,253
(Thedacare, Inc.), 4.00%, 12/15/49	A1	1,395,000	1,581,693
WI State Pub. Fin. Auth Sr. Living Rev. Bonds,
(Rose Villa, Inc.), Ser. A
6.00%, 11/15/49	BB–/P	1,000,000	1,073,420
5.75%, 11/15/44	BB–/P	500,000	532,255
5.50%, 11/15/34	BB–/P	1,685,000	1,795,705
WI State Pub. Fin. Auth. 144A Rev. Bonds,
(Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/38	BB/F	1,500,000	1,539,945
			27,177,194
Total municipal bonds and notes (cost $790,659,309)			$837,668,474

UNITIZED TRUST (0.1%)*	Shares	Value
CMS Liquidating Trust 144A F	400	$715,188
Total Unitized trust (cost $1,206,477)		$715,188

	Principal amount/
SHORT-TERM INVESTMENTS (4.2%)*		shares	Value
Putnam Short Term Investment Fund Class P 0.29% L	Shares	34,820,739	$34,820,739
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.09% P	Shares	350,000	350,000
U.S. Treasury Bills 0.018%, 9/10/20		$289,000	288,972
U.S. Treasury Bills 0.014%, 9/24/20		223,000	222,968
U.S. Treasury Bills zero%, 8/20/20		19,000	18,999
U.S. Treasury Bills 0.011%, 8/6/20		16,000	16,000
Total short-term investments (cost $35,717,728)			$35,717,678

TOTAL INVESTMENTS
Total investments (cost $827,583,514)			$874,101,340

42 Tax-Free High Yield Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2019 through July 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $842,276,651.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

### When-issued security.

At the close of the reporting period, the fund maintained liquid assets totaling $71,723,002 to cover tender option bonds, and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.16%, 0.15% and 0.25%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	25.0%
Education	16.0
State debt	13.0

Tax-Free High Yield Fund 43

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/20
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$726,000	$65,701	$—	8/25/20	—	1.87% minus	$65,701
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
2,176,000	214,882	—	8/24/20	—	1.91% minus	214,882
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
1,000,000	119,613	—	8/21/20	—	2.01% minus	119,613
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		400,196
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$—		Total		$400,196

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$837,668,474	$—
Unitized trust	—	—	715,188
Short-term investments	35,170,739	546,939	—
Totals by level	$35,170,739	$838,215,413	$715,188

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$400,196	$—
Totals by level	$—	$400,196	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

44 Tax-Free High Yield Fund

Statement of assets and liabilities 7/31/20
ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $792,762,775)	$839,280,601
Affiliated issuers (identified cost $34,820,739) (Notes 1 and 5)	34,820,739
Interest and other receivables	7,894,705
Receivable for shares of the fund sold	663,471
Unrealized appreciation on OTC swap contracts (Note 1)	400,196
Prepaid assets	49,644
Total assets	883,109,356

LIABILITIES
Payable for investments purchased	5,966,005
Payable for purchases of delayed delivery securities (Note 1)	6,033,834
Payable for shares of the fund repurchased	1,269,531
Payable for compensation of Manager (Note 2)	330,100
Payable for custodian fees (Note 2)	11,997
Payable for investor servicing fees (Note 2)	100,380
Payable for Trustee compensation and expenses (Note 2)	360,917
Payable for administrative services (Note 2)	3,102
Payable for distribution fees (Note 2)	170,301
Payable for floating rate notes issued (Note 1)	25,953,192
Distributions payable to shareholders	144,810
Collateral on certain derivative contracts, at value (Notes 1 and 9)	350,000
Other accrued expenses	138,536
Total liabilities	40,832,705

Net assets	$842,276,651

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$798,863,160
Total distributable earnings (Note 1)	43,413,491
Total — Representing net assets applicable to capital shares outstanding	$842,276,651

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($658,929,170 divided by 51,989,590 shares)	$12.67
Offering price per class A share (100/96.00 of $12.67)*	$13.20
Net asset value and offering price per class B share ($4,033,552 divided by 317,339 shares)**	$12.71
Net asset value and offering price per class C share ($30,282,547 divided by 2,381,860 shares)**	$12.71
Net asset value, offering price and redemption price per class R6 share
($1,268,970 divided by 99,661 shares)	$12.73
Net asset value, offering price and redemption price per class Y share
($147,762,412 divided by 11,606,461 shares)	$12.73

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 45

Statement of operations Year ended 7/31/20
INVESTMENT INCOME
Interest (including interest income of $104,995 from investments in affiliated issuers) (Note 5)	$36,240,118
Total investment income	36,240,118

EXPENSES
Compensation of Manager (Note 2)	4,077,277
Investor servicing fees (Note 2)	626,104
Custodian fees (Note 2)	17,747
Trustee compensation and expenses (Note 2)	32,568
Distribution fees (Note 2)	2,043,270
Administrative services (Note 2)	23,996
Interest and fees expense (Note 1)	359,320
Other	346,108
Total expenses	7,526,390

Expense reduction (Note 2)	(73,896)
Net expenses	7,452,494

Net investment income	28,787,624

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	429,534
Futures contracts (Note 1)	(2,629,571)
Swap contracts (Note 1)	421,085
Total net realized loss	(1,778,952)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(4,617,525)
Swap contracts	66,006
Total change in net unrealized depreciation	(4,551,519)

Net loss on investments	(6,330,471)

Net increase in net assets resulting from operations	$22,457,153

The accompanying notes are an integral part of these financial statements.

46 Tax-Free High Yield Fund

Statement of changes in net assets
DECREASE IN NET ASSETS	Year ended 7/31/20	Year ended 7/31/19
Operations
Net investment income	$28,787,624	$30,840,069
Net realized gain (loss) on investments	(1,778,952)	12,533,388
Change in net unrealized appreciation (depreciation)
of investments	(4,551,519)	14,610,285
Net increase in net assets resulting from operations	22,457,153	57,983,742
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(1,130,720)	(1,271,753)
Class B	(8,766)	(13,482)
Class C	(78,145)	(106,240)
Class M	—	(13,988)
Class R6	(2,069)	(1,977)
Class Y	(260,254)	(248,883)
From tax-exempt net investment income
Class A	(22,107,088)	(23,476,530)
Class B	(134,674)	(201,923)
Class C	(1,123,503)	(1,483,749)
Class M	(61,360)	(227,261)
Class R6	(44,506)	(29,681)
Class Y	(5,358,555)	(5,028,076)
Net realized short-term gain on investments
Class A	(3,070,466)	—
Class B	(23,806)	—
Class C	(212,202)	—
Class M	—	—
Class R6	(5,616)	—
Class Y	(706,818)	—
From net realized long-term gain on investments
Class A	(3,704,786)	—
Class B	(28,724)	—
Class C	(256,041)	—
Class M	—	—
Class R6	(6,777)	—
Class Y	(852,868)	—
Decrease from capital share transactions (Note 4)	(30,449,987)	(35,664,359)
Total decrease in net assets	(47,170,578)	(9,784,160)

NET ASSETS
Beginning of year	889,447,229	899,231,389
End of year	$842,276,651	$889,447,229

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 47

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	(%)
Class A
July 31, 2020	$12.87	.44	(.07)	.37	(.44)	(.13)	(.57)	$12.67	2.95	$658,929	.86[d]	3.36	43
July 31, 2019	12.49	.45	.40	.85	(.47)	—	(.47)	12.87	6.98	680,689	.84[d]	3.59	47
July 31, 2018	12.51	.49	(.02)	.47	(.49)	—	(.49)	12.49	3.81	687,025.82		3.71	39
July 31, 2017	13.01	.51	(.50)	.01	(.51)	—	(.51)	12.51	.15	715,286.83		3.85	32
July 31, 2016	12.39	.52	.62	1.14	(.52)	—	(.52)	13.01	9.37	822,429	.82[c]	4.02[c]	25
Class B
July 31, 2020	$12.90	.35	(.05)	.30	(.36)	(.13)	(.49)	$12.71	2.34	$4,034	1.48[d]	2.74	43
July 31, 2019	12.51	.38	.40	.78	(.39)	—	(.39)	12.90	6.39	6,297	1.46[d]	2.98	47
July 31, 2018	12.54	.41	(.03)	.38	(.41)	—	(.41)	12.51	3.08	7,834	1.44	3.09	39
July 31, 2017	13.04	.43	(.50)	(.07)	(.43)	—	(.43)	12.54	(.47)	10,206	1.45	3.22	32
July 31, 2016	12.42	.44	.62	1.06	(.44)	—	(.44)	13.04	8.68	12,746	1.44[c]	3.40[c]	25
Class C
July 31, 2020	$12.90	.33	(.05)	.28	(.34)	(.13)	(.47)	$12.71	2.18	$30,283	1.63[d]	2.59	43
July 31, 2019	12.52	.36	.39	.75	(.37)	—	(.37)	12.90	6.15	49,747	1.61[d]	2.83	47
July 31, 2018	12.54	.39	(.02)	.37	(.39)	—	(.39)	12.52	3.00	58,811	1.59	2.94	39
July 31, 2017	13.04	.41	(.50)	(.09)	(.41)	—	(.41)	12.54	(.62)	67,722	1.60	3.08	32
July 31, 2016	12.42	.42	.62	1.04	(.42)	—	(.42)	13.04	8.52	80,038	1.59[c]	3.25[c]	25
Class R6
July 31, 2020	$12.93	.47	(.06)	.41	(.48)	(.13)	(.61)	$12.73	3.21	$1,269	.61[d]	3.61	43
July 31, 2019	12.54	.48	.41	.89	(.50)	—	(.50)	12.93	7.30	1,121	.59[d]	3.83	47
July 31, 2018 †	12.46	.10	.08	.18	(.10)	—	(.10)	12.54	1.41*	10	.11*	.76*	39
Class Y
July 31, 2020	$12.92	.47	(.06)	.41	(.47)	(.13)	(.60)	$12.73	3.27	$147,762	.63[d]	3.59	43
July 31, 2019	12.54	.48	.40	.88	(.50)	—	(.50)	12.92	7.21	145,164	.61[d]	3.82	47
July 31, 2018	12.56	.52	(.02)	.50	(.52)	—	(.52)	12.54	4.03	138,347.59		3.93	39
July 31, 2017	13.06	.53	(.50)	.03	(.53)	—	(.53)	12.56	.38	157,229.60		4.05	32
July 31, 2016	12.44	.54	.62	1.16	(.54)	—	(.54)	13.06	9.59	168,811	.59[c]	4.24[c]	25

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to July 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

d Includes interest and fee expense associated with borrowings which amounted to (for each class):

Percentage of average
net assets
July 31, 2020	0.04%
July 31, 2019	0.02

The accompanying notes are an integral part of these financial statements.

48 Tax-Free High Yield Fund	Tax-Free High Yield Fund 49

Notes to financial statements 7/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2019 through July 31, 2020.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are a combination of below-investment-grade and investment-grade securities, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Such tax-exempt investments in which the fund invests are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from federal income tax. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Effective November 25. 2019, class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

50 Tax-Free High Yield Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Tax-Free High Yield Fund 51

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that

52 Tax-Free High Yield Fund

the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $45,860,913 were held by the TOB trust and served as collateral for $25,953,192 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $213,324 for these investments based on an average interest rate of 1.06%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is

Tax-Free High Yield Fund 53

allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $6,552,540 recognized during the period between November 1, 2019 and July 31, 2020 to its fiscal year ending July 31, 2021.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from late year loss deferrals, from market discount, from straddle loss deferrals, from a redesignation of taxable income, and from distribution in excess. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $510,186 to increase undistributed net investment income, $2,296,453 to decrease paid-in capital and $1,786,267 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$50,719,292
Unrealized depreciation	(5,945,029)
Net unrealized appreciation	44,774,263
Undistributed tax-exempt income	5,336,577
Post-October capital loss deferral	(6,552,540)
Cost for federal income tax purposes	$829,727,273

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

54 Tax-Free High Yield Fund

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.469% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees. Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$479,242	Class R6	623
Class B	3,649	Class Y	108,863
Class C	32,291	Total	$626,104
Class M	1,436

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $73,896 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $600, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Tax-Free High Yield Fund 55

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%*	$1,540,507
Class B	1.00%	0.85%	43,204
Class C	1.00%	1.00%	449,421
Class M**	1.00%	0.50%	10,138
Total			$2,043,270

* Prior to July 1, 2020 this equaled the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares. Effective July 1, 2020, the Trustees have approved payment by the fund at a rate of 0.25% of all assets attributable to class A shares.

** Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $32,318 and $6 from the sale of class A and class M shares, respectively, and received $1,759 and $315 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $443 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$369,340,040	$389,356,242
U.S. government securities (Long-term)	—	—
Total	$369,340,040	$389,356,242

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

56 Tax-Free High Yield Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	5,976,273	$75,963,928	5,040,318	$62,928,973
Shares issued in connection with
reinvestment of distributions	2,073,051	26,300,349	1,697,853	21,181,874
	8,049,324	102,264,277	6,738,171	84,110,847
Shares repurchased	(8,961,044)	(111,874,544)	(8,859,227)	(110,237,424)
Net decrease	(911,720)	$(9,610,267)	(2,121,056)	$(26,126,577)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	2,612	$33,763	4,956	$61,949
Shares issued in connection with
reinvestment of distributions	12,652	161,514	14,448	180,415
	15,264	195,277	19,404	242,364
Shares repurchased	(186,202)	(2,362,603)	(157,156)	(1,964,709)
Net decrease	(170,938)	$(2,167,326)	(137,752)	$(1,722,345)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	342,190	$4,389,985	410,593	$5,121,959
Shares issued in connection with
reinvestment of distributions	87,962	1,121,512	85,521	1,068,214
	430,152	5,511,497	496,114	6,190,173
Shares repurchased	(1,904,909)	(23,816,185)	(1,337,957)	(16,709,814)
Net decrease	(1,474,757)	$(18,304,688)	(841,843)	$(10,519,641)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	2,081	$27,038	79,843	$984,544
Shares issued in connection with
reinvestment of distributions	3,363	43,820	17,548	218,722
	5,444	70,858	97,391	1,203,266
Shares repurchased	(505,032)	(6,541,035)	(174,674)	(2,175,556)
Net decrease	(499,588)	$(6,470,177)	(77,283)	$(972,290)

Tax-Free High Yield Fund 57

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	45,586	$583,573	101,333	$1,255,258
Shares issued in connection with
reinvestment of distributions	4,644	58,968	2,532	31,658
	50,230	642,541	103,865	1,286,916
Shares repurchased	(37,285)	(472,224)	(17,958)	(226,479)
Net increase	12,945	$170,317	85,907	$1,060,437

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,812,849	$48,439,053	3,932,763	$49,122,038
Shares issued in connection with
reinvestment of distributions	440,204	5,609,692	331,254	4,153,644
	4,253,053	54,048,745	4,264,017	53,275,682
Shares repurchased	(3,879,303)	(48,116,591)	(4,064,116)	(50,659,625)
Net increase	373,750	$5,932,154	199,901	$2,616,057

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/19	cost	proceeds	income	of 7/31/20
Short-term investments
Putnam Short Term
Investment Fund*	$—	$288,035,655	$253,214,916	$104,995	$34,820,739
Total Short-term
investments	$—	$288,035,655	$253,214,916	$104,995	$34,820,739

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

58 Tax-Free High Yield Fund

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	30
OTC interest rate swap contracts (notional)	$93,700,000
OTC total return swap contracts (notional)	$25,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$400,196	Payables	$—
Total		$400,196		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(2,629,571)	$421,085	$(2,208,486)
Total	$(2,629,571)	$421,085	$(2,208,486)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps		Total
Interest rate contracts	$66,006		$66,006
Total	$66,006		$66,006

Tax-Free High Yield Fund 59

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	Total
Assets:
OTC Total return swap contracts*#	$400,196	$400,196
Total Assets	$400,196	$400,196
Liabilities:
OTC Total return swap contracts*#	—	—
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$400,196	$400,196
Total collateral received (pledged)†##	$350,000
Net amount	$50,196
Controlled collateral received (including
TBA commitments)**	$350,000	$350,000
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

60 Tax-Free High Yield Fund

Federal tax information (Unaudited)

The fund has designated 95.14% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $2,808,018 as a capital gain dividend with respect to the taxable year ended July 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

Tax-Free High Yield Fund 61

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

62 Tax-Free High Yield Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a U.S. private nursing and medical services education provider; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2020, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Tax-Free High Yield Fund 63

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

64 Tax-Free High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN042 322620 9/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Ms. Baumann, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distributions Committee and the Board of Trustees in the absence of such designation or identification

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2020	$76,203	$ —	$8,890	$ —
July 31, 2019	$85,464	$ —	$13,866	$ —

For the fiscal years ended July 31, 2020 and July 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $354,732 and $560,850 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2020	$ —	$345,842	$ —	$ —
July 31, 2019	$ —	$546,984	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 28, 2020